Non-Controlling Interests	12 Months Ended
Dec. 31, 2021
Interests In Other Entities [Abstract]
Non-Controlling Interests	Non-Controlling Interests
The Company’s subsidiaries and operations that have non-controlling interests are as follows:

Subsidiary/Operation	Non-controlling interest as at Dec. 31, 2021
TransAlta Cogeneration L.P.	49.99% — Canadian Power Holdings Inc.
TransAlta Renewables	39.9% — Public shareholders
Kent Hills Wind LP(1)	17% — Natural Forces Technologies Inc.
 (1) Owned by TransAlta Renewables.

TransAlta Cogeneration, L.P. (“TA Cogen”) operates a portfolio of cogeneration facilities in Canada and owns 50 per cent of a dual-fuel generating facility. TransAlta Renewables owns and operates a portfolio of gas and renewable power generation facilities in Canada and owns economic interests in various other gas and renewable facilities of the Company.
Summarized financial information relating to subsidiaries with significant non-controlling interests is as follows:
A. TransAlta Renewables

The net earnings, distributions and equity attributable to non-controlling interests include the 17 per cent non-controlling interest in the 167 MW Kent Hills wind facility located in New Brunswick.

Year ended Dec. 31	2021	2020	2019
Revenues	470	436	446
Net earnings	139	97	183
Total comprehensive earnings	66	223	138
Amounts attributable to the non-controlling interests:
Net earnings	50	40	73
Total comprehensive earnings	21	90	56
Distributions paid to non-controlling interests	100	80	69

As at Dec. 31	2021	2020
Current assets	430	743
Long-term assets	3,319	2,913
Current liabilities	(593)	(364)
Long-term liabilities	(1,033)	(987)
Total equity	(2,123)	(2,305)
Equity attributable to non-controlling interests	(869)	(948)
Non-controlling interests’ share (per cent)	39.9	39.9
In 2020, the Company's ownership per cent decreased from 60.4 per cent in 2019 to 60.1 per cent due to TransAlta Renewables issuing approximately 1 million common shares under their Dividend Reinvestment Plan ("DRIP"). The Company did not participate in this plan. In the fourth quarter of 2020, TransAlta Renewables suspended the DRIP in respect of any future declared dividends.

B. TA Cogen

Year ended Dec. 31	2021	2020	2019
Results of operations
Revenues	265	146	181
Net earnings (loss)	103	(13)	43
Total comprehensive earnings (loss)	103	(13)	43
Amounts attributable to the non-controlling interest:
Net earnings (loss)	62	(6)	21
Total comprehensive earnings (loss)	62	(6)	21
Distributions paid to Canadian Power Holdings Inc.	56	17	37

As at Dec. 31	2021	2020
Current assets	66	69
Long-term assets	312	323
Current liabilities	(52)	(78)
Long-term liabilities	(36)	(37)
Total equity	(290)	(277)
Equity attributable to Canadian Power Holdings Inc.	(142)	(136)
Non-controlling interest share (per cent)	49.99	49.99

In 2020, the Balancing Pool PPA concluded and the Sheerness facility became a merchant facility in 2021. This resulted in new protocols under the amended contractual agreement whereby the revenue and cost of sales for the facility are allocated based on dispatch activities. Capital and operating expenses continue to be allocated based on ownership interest.